UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

             Missouri

           000-22842

   43-1654695

(State or other jurisdiction

          (File number)

(I.R.S. Employer

of incorporation)

Identification No.)

142 East First Street, Mountain Grove, Missouri

      65711

(Address of principal executive office)

(Zip code)

Registrant’s telephone number, including are code: (417) 926-5151

                                                                                                .

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibit

99

News Release of First Bancshares, Inc. on August 2, 2004.

Item 12. Results of Operations and Financial Condition.

On August 2, 2004, First Bancshares, Inc. issued its earnings release for the quarter and fiscal year ended June 30, 2004.  A copy of the earnings release is attached hereto as Exhibit 99, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004

First Bancshares, Inc.

/s/ Charles W. Schumacher

Charles W. Schumacher

Chairman, President and Chief Executive Officer

(Principal Executive Officer)

/s/ Susan J. Uchtman

Susan J. Uchtman

Chief Financial Officer

(Principal Financial and Accounting Officer)

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Exhibit 99

Press Release Dated August 2, 2004

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